UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 East Park Boulevard, Suite 805 Plano, Texas 75074 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2025, Yum China Holdings, Inc. (the “Company”) issued a press release announcing its unaudited results for the second quarter ended June 30, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2025, the Board of Directors (the “Board”) of the Company expanded its size from 12 directors to 13 directors and appointed Mr. Zhe (David) Wei, the founding partner and chairman of Vision Knight Capital, as a director, with both actions effective as of August 6, 2025. Mr. Wei will serve for a term expiring at the 2026 annual meeting of stockholders of the Company or until his earlier death, resignation or removal. The Board determined that Mr. Wei is independent of the Company and its management under the New York Stock Exchange listing standards and the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

Mr. Wei will be entitled to an annual retainer equal to $315,000 for his service as a director in accordance with the director compensation policy previously approved by the Board, which will be pro-rated from the date of his appointment, payable in Company common stock or, if requested by him, up to one-half in cash. In connection with his appointment, the Company and Mr. Wei will enter into the Company’s standard form of director indemnification agreement, the form of which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 1, 2016.

There are no arrangements or understandings between Mr. Wei and any other persons pursuant to which Mr. Wei was selected as a director. There are no transactions involving the Company and Mr. Wei that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the director appointment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description
99.1	Press Release of Yum China Holdings, Inc. issued August 5, 2025 announcing its unaudited results for the second quarter ended June 30, 2025.
99.2	Press Release of Yum China Holdings, Inc. issued August 5, 2025 announcing the director appointment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
		Name:	Pingping Liu
		Title:	Chief Legal Officer
Date: August 5, 2025